                                                                      Exhibit 13


                                     TABLE 1
                    NON STANDARD AVERAGE ANNUAL TOTAL RETURN

                                                                 One         Five           Ten        From Date
                                                                Year         Years         Years      Established
                                                 Date           Ended        Ended         Ended        Through
              Fund Portfolio                  Established    12/31/2001   12/31/2001    12/31/2001    12/31/2001
Jennison Portfolio                               05/95          -24.35%     9.88%          N/A             12.94%
Prudential Equity Portfolio                      05/83          -17.39%     5.27%         10.36%           11.17%
Prudential Global Portfolio                      09/88          -23.73%     4.33%         7.71%             7.12%
Prudential Stock Index Portfolio                 09/87          -18.25%     8.65%         10.88%           14.12%
Prudential Value Portfolio                       02/88           -8.42%     9.34%         11.40%           11.79%
SP Aggressive Growth Asset Allocation
Portfolio                                        09/00          -24.89%      N/A           N/A            -20.23%
SP AIM Aggressive Growth Portfolio               09/00          -30.55%      N/A           N/A            -29.95%
SP AIM Core Equity Portfolio                     09/00          -28.72%      N/A           N/A            -29.92%
SP Alliance Large Cap Growth Portfolio           09/00          -20.63%      N/A           N/A            -23.00%
SP Alliance Technology Portfolio                 09/00          -31.07%      N/A           N/A            -36.60%
SP Balanced Asset Allocation Portfolio           09/00          -13.25%      N/A           N/A             -7.31%
SP Conservative Asset Allocation
Portfolio                                        09/00           -6.63%      N/A           N/A             -1.12%
SP Davis Value Portfolio                         09/00          -16.69%      N/A           N/A             -8.57%
SP Deutsche International Equity
Portfolio                                        09/00          -28.11%      N/A           N/A            -22.42%
SP Growth Asset Allocation Portfolio             09/00          -19.21%      N/A           N/A            -14.06%
SP INVESCO Small Company Growth
Portfolio                                        09/00          -23.30%      N/A           N/A            -26.14%
SP Jennison International Growth
Portfolio                                        09/00          -42.45%      N/A           N/A            -39.48%
SP Large Cap Value Portfolio                     09/00          -14.89%      N/A           N/A             -4.87%
SP MFS Capital Opportunities Portfolio           09/00          -29.31%      N/A           N/A            -25.41%
SP MFS Mid-Cap Growth Portfolio                  09/00          -26.98%      N/A           N/A            -19.62%
SP PIMCO High Yield Portfolio                    09/00           -2.49%      N/A           N/A              3.02%
SP PIMCO Total Return Portfolio                  09/00            2.12%      N/A           N/A              9.30%
SP Prudential U.S. Emerging Growth
Portfolio                                        09/00          -23.89%      N/A           N/A            -26.51%
SP Small/Mid Cap Value Portfolio                 09/00           -3.32%      N/A           N/A              9.69%
SP Strategic Partners Focused Growth
Portfolio                                        09/00          -21.47%      N/A           N/A            -27.87%
Janus Aspen Series-Growth Portfolio
Service Shares                                   11/95          -30.90%     7.07%          N/A              9.02%

                                     TABLE 2
         NON STANDARD AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                                                         From
                                                                 One         Five           Ten          Date
                                                                Year         Years         Years      Established
                                                 Date           Ended        Ended         Ended        Through
              Fund Portfolio                  Established    12/31/2001   12/31/2001    12/31/2001    12/31/2001
Jennison Portfolio                               05/95          -19.55%     9.99%          N/A             12.94%
Prudential Equity Portfolio                      05/83          -12.59%     5.40%         10.36%           11.17%
Prudential Global Portfolio                      09/88          -18.93%     4.47%          7.71%            7.12%
Prudential Stock Index Portfolio                 09/87          -13.45%     8.76%         10.88%           14.12%
Prudential Value Portfolio                       02/88           -3.62%     9.45%         11.40%           11.79%
SP Aggressive Growth Asset Allocation
Portfolio                                        09/00          -20.09%      N/A           N/A            -20.23%
SP AIM Aggressive Growth Portfolio               09/00          -25.75%      N/A           N/A            -29.95%
SP AIM Core Equity Portfolio                     09/00          -23.92%      N/A           N/A            -29.92%
SP Alliance Large Cap Growth Portfolio           09/00          -15.83%      N/A           N/A            -23.00%
SP Alliance Technology Portfolio                 09/00          -26.27%      N/A           N/A            -36.60%
SP Balanced Asset Allocation Portfolio           09/00           -8.45%      N/A           N/A             -7.31%
SP Conservative Asset Allocation
Portfolio                                        09/00           -1.83%      N/A           N/A             -1.12%
SP Davis Value Portfolio                         09/00          -11.89%      N/A           N/A             -8.57%
SP Deutsche International Equity
Portfolio                                        09/00          -23.31%      N/A           N/A            -22.42%
SP Growth Asset Allocation Portfolio             09/00          -14.41%      N/A           N/A            -14.06%
SP INVESCO Small Company Growth
Portfolio                                        09/00          -18.50%      N/A           N/A            -26.14%
SP Jennison International Growth
Portfolio                                        09/00          -37.65%      N/A           N/A            -39.48%
SP Large Cap Value Portfolio                     09/00          -10.09%      N/A           N/A             -4.87%
SP MFS Capital Opportunities Portfolio           09/00          -24.51%      N/A           N/A            -25.41%
SP MFS Mid-Cap Growth Portfolio                  09/00          -22.18%      N/A           N/A            -19.62%
SP PIMCO High Yield Portfolio                    09/00            2.31%      N/A           N/A              3.02%
SP PIMCO Total Return Portfolio                  09/00            6.92%      N/A           N/A              9.30%
SP Prudential U.S. Emerging Growth
Portfolio                                        09/00          -19.09%      N/A           N/A            -26.51%
SP Small/Mid Cap Value Portfolio                 09/00            1.48%      N/A           N/A              9.69%
SP Strategic Partners Focused Growth
Portfolio                                        09/00          -16.67%      N/A           N/A            -27.87%
Janus Aspen Series-Growth Portfolio
Service Shares                                   11/95          -26.10%     7.19%          N/A              9.02%

                                     TABLE 3
                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL


                                                                 One         Five           Ten        From Date
                                                                Year         Years         Years      Established
                                                 Date           Ended        Ended         Ended        Through
              Fund Portfolio                  Established    12/31/2001   12/31/2001    12/31/2001    12/31/2001
Jennison Portfolio                               05/95          -19.55%     60.95%         N/A            125.19%
Prudential Value Portfolio                       05/83          -12.59%     30.05%       168.07%          613.98%
Prudential Global Portfolio                      09/88          -18.93%     24.44%       110.07%          149.47%
Prudential Stock Index Portfolio                 09/87          -13.45%     52.20%       180.85%          552.74%
Prudential Value Portfolio                       02/88           -3.62%     57.07%       194.37%          368.74%
SP Aggressive Growth Asset Allocation
Portfolio                                        09/00          -20.09%      N/A           N/A            -25.01%
SP AIM Aggressive Growth Portfolio               09/00          -25.75%      N/A           N/A            -36.44%
SP AIM Core Equity Portfolio                     09/00          -23.92%      N/A           N/A            -36.40%
SP Alliance Large Cap Growth Portfolio           09/00          -15.83%      N/A           N/A            -28.30%
SP Alliance Technology Portfolio                 09/00          -26.27%      N/A           N/A            -44.01%
SP Balanced Asset Allocation Portfolio           09/00           -8.45%      N/A           N/A             -9.21%
SP Conservative Asset Allocation
Portfolio                                        09/00           -1.83%      N/A           N/A             -1.43%
SP Davis Value Portfolio                         09/00          -11.89%      N/A           N/A            -10.78%
SP Deutsche International Equity
Portfolio                                        09/00          -23.31%      N/A           N/A            -27.61%
SP Growth Asset Allocation Portfolio             09/00          -14.41%      N/A           N/A            -17.55%
SP INVESCO Small Company Growth
Portfolio                                        09/00          -18.50%      N/A           N/A            -32.01%
SP Jennison International Growth
Portfolio                                        09/00          -37.65%      N/A           N/A            -47.24%
SP Large Cap Value Portfolio                     09/00          -10.09%      N/A           N/A             -6.16%
SP MFS Capital Opportunities Portfolio           09/00          -24.51%      N/A           N/A            -31.15%
SP MFS Mid-Cap Growth Portfolio                  09/00          -22.18%      N/A           N/A            -24.27%
SP PIMCO High Yield Portfolio                    09/00            2.31%      N/A           N/A              3.86%
SP PIMCO Total Return Portfolio                  09/00            6.92%      N/A           N/A             11.99%
SP Prudential U.S. Emerging Growth
Portfolio                                        09/00          -19.09%      N/A           N/A            -32.43%
SP Small/Mid Cap Value Portfolio                 09/00            1.48%      N/A           N/A             12.50%
SP Strategic Partners Focused Growth
Portfolio                                        09/00          -16.67%      N/A           N/A            -34.02%
Janus Aspen Series-Growth Portfolio
Service Shares                                   11/95          -26.10%     41.52%         N/A             69.42%

                            Schedule 13 Calculation
-------------------------------------------------------------------------------

                        ANNUAL ADMIN CHARGE CALCULATION
                        -------------------------------

                        AVG POLICY SIZE...   $40,000.00
                        Charge...            $30.00


                        30/40000*1000=       $0.75



                            Hypothetical Unit Values
                        -------------------------------
                                31-Dec-00  8.206047471 a
                                31-Dec-01  7.178847344 b



                           STRATEGIC PARTNERS SELECT
                            1.52%               STOCK
                        -------------------------------

           1 YEAR % OF RETURN                  -12.52% c  =(b-a)/a
           ERV(ENDING REDEEMABLE VALUE)        874.82  d  =(c*1000)
           ANNUAL ADMIN CHARGE                   0.75  e  =Annual Admin Charge
           GMIB CHARGE                           0.00  f
           EARNINGS APPRECIATOR CHARGE           0.00  g
           Less Admin, GMIB, EAPP              874.07  h  =d-e-f-g
           ROR BEFORE LOAD                     -12.59%    =(h/1000)-1